     As filed with the Securities and Exchange Commission on July 30, 1996
                                    Registration No. 333-______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ___________________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                           ___________________________

                        WORKGROUP TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                                      04-3153644
- -------------------------------         ------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Idintification No.)
 incorporation or organization)

                     81 Hartwell Ave., Lexington, MA 02173
                     -------------------------------------
              (Address of principal executive offices) (Zip Code)

                                1996 STOCK PLAN
                                ---------------
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                  --------------------------------------------
                       1996 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------
                            (Full title of the plan)
                           __________________________

                                JAMES M. CARNEY
                     President and Chief Executive Officer
                        Workgroup Technology Corporation
                                81 Hartwell Ave.
                              Lexington, MA  02173
                                 (617) 674-2000
            (Name, address including zip code and telephone number,
                   including area code, of agent for service)
                           ___________________________

                                   Copy to:
                             Andrew E. Taylor, Jr.
                        Testa, Hurwitz & Thibeault, LLP
                               High Street Tower
                                125 High Street
                               Boston, MA  02110
                                 (617) 248-7000

                     Total of Sequentially Numbered Pages:
                  Exhibit Index on Sequentially Numbered Page:

================================================================================

                        CALCULATION OF REGISTRATION FEE

===============================================================================

                                                        Proposed     Proposed
                Title of                                Maximum       Maximum
               Securities                   Amount      Offering     Aggregate    Amount of
                 to be                      to be      Price Per     Offering    Registration
               Registered                 Registered     Share         Price         Fee
- ---------------------------------------------------------------------------------------------

1996 STOCK PLAN
Common Stock,
$.01 par value                             2,850,125   $12.0625(1)  $34,379,633       $11,855
                                              38,625    25.75(2)        994,594           343
                                             111,250    15.625(2)     1,738,281           599
1996 NON-EMPLOYEE DIRECTOR STOCK OPTION
 PLAN
Common Stock,
$.01 par value
                                              55,000    12.0625(1)      663,438           229

                                              45,000    15.00(2)        675,000           233
1996 EMPLOYEE STOCK PURCHASE PLAN
Common Stock,
$.01 par value
                                             350,000    12.0625(1)    4,221,875         1,456


TOTAL                                      3,450,000                                   14,715



===============================================================================
(1)  The price of $12.0625 per share, which is the average of the high and low prices reported on the Nasdaq National Market on July 25, 1996, is set
     forth solely for purposes of calculating the filing fee pursuant to Rule
     457(c) and is used only for those shares without a fixed exercise price.

(2)  All such shares are issuable upon the exercise of outstanding options at fixed exercise prices. Pursuant to Rule 457(h)(1), the aggregate offering price and the fees have been computed upon the basis of the price at which the options may be exercised.
     ==========================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1.  Plan Information.
         ----------------

     The documents containing the information specified in this Item 1 will be sent or given to employees as specified by Rule 428(b) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item 2.  Registrant Information and Employee Plan Annual Information.
         -----------------------------------------------------------

     The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

     The following documents filed with the Commission pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act") are incorporated by reference in this Registration Statement as of their respective dates:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1996, filed pursuant to the Exchange Act which contains audited financial statements for the fiscal year ended March 31, 1996; and

     (b) The section entitled "Description of Registrant's Securities to be Registered" contained in the Registrant's Registration Statement on Form 8-A, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on February 20, 1996, and incorporating by reference the information contained in the Form S-1.

     All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.   Description of Securities.
          -------------------------

     Not applicable.

Item 5.   Interest of Named Experts and Counsel.
          -------------------------------------

     Not applicable.

Item 6.   Indemnification of Directors and Officers.
          -----------------------------------------

     The Delaware General Corporation Law and the Registrant's Amended and Restated Certificate of Incorporation provide for indemnification of the Registrant's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Registrant, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Registrant's Amended and Restated Certificate of Incorporation filed as Exhibit
3.3 to the Registrant's Registration Statement No. 333-00810 on Form S-1, as amended.

     The Underwriting Agreement provides that the Underwriters are obligated, under certain circumstances, to indemnify directors, officers and controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act. Reference is made to the form of Underwriting Agreement filed as Exhibit 1.1 to the Registrant's Registration Statement No. 333-00810 on Form S-1, as amended.

     The Registrant maintains directors and officers liability insurance for the benefit of its directors and certain of its officers.

Item 7.   Exemption From Registration Claimed.
          -----------------------------------

     Not applicable.

Item 8.  Exhibits
         --------

     Exhibit No.   Description of Exhibit
     -----------   ----------------------

     Exhibit 4.1 Specimen certificate representing the Common Stock of the Registrant (filed as Exhibit 4.1 to Registrant's Registration Statement on Form S-1 (File No. 333-00810) and incorporated herein by reference).

     Exhibit 4.2 Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to Registrant's Registration Statement on Form S-1 (File No. 333-00810) and incorporated herein by reference).

     Exhibit 4.3 By-laws of the Registrant as amended (filed as Exhibit 3.4 to Registrant's Registration Statement on Form S-1 (File No. 333-00810) and incorporated herein by reference).

     Exhibit 4.4 1996 Employee Stock Purchase Plan (filed as Exhibit 10.4 to Registrant's Registration Statement on Form S-1 (File No. 333-00810) and incorporated herein by reference).

     Exhibit 4.5 1996 Employee Stock Purchase Plan Enrollment/Authorization Form (filed herewith).

     Exhibit 4.6 1996 Stock Plan (filed as Exhibit 10.2 to Registrant's Registration Statement on Form S-1 (File No. 333-00810) and incorporated herein by reference).

     Exhibit 4.7  1996 Stock Plan Stock Option Agreement (filed herewith).

     Exhibit 4.8  1996 Non-Employee Director Stock Option Plan (filed as Exhibit
                  10.3 to Registrant's Registration Statement on Form S-1 (File No. 333-00810) and incorporated herein by reference).

     Exhibit 4.9 1996 Non-Employee Director Stock Option Plan Stock Option Agreement (filed herewith).

     Exhibit 5.1  Opinion of Testa, Hurwitz & Thibeault, LLP (filed herewith).

     Exhibit 23.1  Consent of Coopers & Lybrand L.L.P. (filed herewith).

     Exhibit 23.2  Consent of Testa, Hurwitz & Thibeault, LLP (included in
                   Exhibit 5.1).

     Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

Item 9.  Undertakings.
         ------------

    (a)   The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

               (iii)  To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

              provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (B) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (C) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant, Workgroup Technology Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Lexington, Commonwealth of Massachusetts, on this 30th day of July, 1996.


                              Workgroup Technology Corporation



                              By: /s/ James M. Carney
                                 ----------------------
                                 James M. Carney
                                 President and Chief Executive Officer



                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, James
M. Carney and George R. McHorney his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



         Signature                          Title                      Date


/s/ James M. Carney          President, Chief Executive            July 30, 1996
- ---------------------------  Officer and Director
James M. Carney              (Principal Executive Officer)


/s/ George R. McHorney       Executive Vice President, Chief       July 30, 1996
- ---------------------------  Financial Officer and Treasurer
George R. McHorney           (Principal Financial and Accounting
                             Officer)

/s/ Stephen J. Gaal          Director                              July 30, 1996
- ---------------------------
Stephen J. Gaal

/s/ Shaun McConnon           Director                              July 30, 1996
- ---------------------------
Shaun McConnon

/s/ Ernest C. Parizeau       Director                              July 30, 1996
- ---------------------------
Ernest C. Parizeau

                               INDEX TO EXHIBITS


                                                                   Sequentially
Exhibit                             Description of Exhibit         Numbered Page
- -------                             ----------------------         -------------
Exhibit 4.1                  Specimen certificate representing
                             the Common Stock of the Registrant
                             (filed as Exhibit 4.1 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 333-00810)
                             and incorporated herein by
                             reference).

Exhibit 4.2                  Amended and Restated Certificate of
                             Incorporation of the Registrant
                             (filed as Exhibit 3.2 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 333-00810)
                             and incorporated herein by
                             reference).

Exhibit 4.3                  Amended and Restated By-laws of the
                             Registrant (filed as Exhibit 3.4 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 333-00810)
                             and incorporated herein by
                             reference).

Exhibit 4.4                  1996 Employee Stock Purchase Plan
                             (filed as Exhibit 10.4 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 333-00810)
                             and incorporated herein by
                             reference).

Exhibit 4.5                  1996 Employee Stock Purchase Plan
                             Enrollment/Authorization Form
                             (filed herewith).

Exhibit 4.6                  1996 Stock Plan (filed as Exhibit
                             10.2 to Registrant's Registration
                             Statement on Form S-1 (File No.
                             333-00810) and incorporated herein
                             by reference).

Exhibit 4.7                  1996 Stock Plan Stock Option
                             Agreement(filed herewith).

Exhibit 4.8                  1996 Non-Employee Director Stock
                             Option Plan (filed as Exhibit 10.3 to
                             Registrant's Registration Statement
                             on Form S-1 (File No. 333-00810)
                             and incorporated herein by
                             reference).

Exhibit 4.9                  1996 Non-Employee Director Stock
                             Option Plan Stock Option Agreement
                             (filed herewith).

Exhibit 5.1                  Opinion of Testa, Hurwitz &
                             Thibeault, LLP (filed herewith).

Exhibit 23.1                 Consent of Coopers & Lybrand L.L.P.
                             (filed herewith).

Exhibit 23.2                 Consent of Testa, Hurwitz &
                             Thibeault, LLP (included in
                             Exhibit 5.1).

Exhibit 24.1                 Power of Attorney (included as part
                             of the signature page to this
                             Registration Statement).
